UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 2, 2015

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 2, 2015, Enbridge Energy Partners, L.P. (“EEP” or the “Partnership”) closed the previously announced drop down transaction pursuant to which EEP acquired the remaining 66.67 percent interest in the U.S. segment of the Alberta Clipper Pipeline from its general partner, Enbridge Energy Company, Inc. (the “General Partner”) with an aggregate value of approximately $1.0 billion (the “Drop Down”). The consideration for the Drop Down consisted of approximately 18,114,975 units of a new class of limited partner interests of EEP designated as Class E units with an aggregate value of $694 million issued to the General Partner. In addition, EEP repaid approximately $306 million of indebtedness owed to the General Partner.

Also on January 2, 2015, in connection with the closing of the Drop Down, the partnership agreement of Enbridge Energy, Limited Partnership (“EELP”), one of EEP’s subsidiaries, was amended and restated to, among other things, reflect the transfer by the General Partner to the Partnership of the Series AC units of EELP, which represent limited partner interests in EELP that relate to the U.S. Alberta Clipper Pipeline assets of EELP.

The foregoing discussion is qualified in its entirety by reference to the full text of (1) the Sixth Amended and Restated Agreement of Limited Partnership of Enbridge Energy, Limited Partnership, together with the exhibits thereto, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference thereto and (2) the Amended Partnership Agreement (defined below), which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.

The description of the Class E units and the Amended Partnership Agreement provided below under Item 5.03 are incorporated into this Item 1.01 by reference thereto.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The Class E units were issued by the Partnership in a private transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. The effective date of the issuance is January 2, 2015. The information in Items 1.01 and 5.03 set forth above and below, respectively, is incorporated herein by reference thereto.

The foregoing is qualified in its entirety to the full text of the Partnership’s Seventh Amended and Restated Agreement of Limited Partnership, dated January 2, 2015 (the “Amended Partnership Agreement”), which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.

Item 5.03. Amendment to Articles of Incorporation or Bylaws.

On January 2, 2015, in connection with the closing of the Drop Down, the General Partner entered into the Amended Partnership Agreement, which, among other things, provides for the issuance of and sets forth the rights, preferences and obligations of the Class E units.

The Class E units are entitled to the same distributions as the Partnership’s Class A common units held by the public and are convertible into Class A common units on a one-for-one basis at the General Partner’s option. The Class E units are not entitled to distributions with respect to the quarter ended December 31, 2014. The Class E units are redeemable at the Partnership’s option after 30 years, if not earlier converted by the General Partner. The Class E units have a liquidation preference equal to their notional value at December 23, 2014 of $38.31 per unit, which was determined based on the trailing five-day volume-weighted average price of EEP’s Class A common units as of that date, which was the date on which the Partnership and the General Partner entered into a contribution agreement setting forth the terms of the Drop Down.

If the aggregate earnings before interest, tax, depreciation and amortization attributable to the Series AC interest in EELP for calendar years 2015 and 2016 is less than $265.9 million, then 1,305,142 of the Class E units will be cancelled by the Partnership effective as of June 15, 2017 for no consideration and will no longer be deemed outstanding for any purposes under the Amended Partnership Agreement.

In addition, during each taxable year of the Partnership during the period from January 1, 2015 through December 31, 2037 in which a majority of the Class E units issued on the closing date of the Drop Down remain outstanding, holders of Class A common units, Class B common units and Class D units of the Partnership (including those held by the General Partner) will be specially allocated items of gross income that would otherwise be allocated to holders of Class E units, to the extent that such an amount of gross income exists, in an annual amount equal to $40 million. The annual amount of such allocation will be reduced to $20 million for each taxable year of the Partnership beginning after December 31, 2037.

The foregoing is qualified in its entirety to the Amended Partnership Agreement, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

3.1	Seventh Amended and Restated Agreement of Limited Partnership of Enbridge Energy Partners, L.P., dated as of January 2, 2015.

10.1	Sixth Amended and Restated Agreement of Limited Partnership of Enbridge Energy, Limited Partners, dated January 2, 2015, by and among and Enbridge Energy Partners, L.P., Enbridge Pipelines (Lakehead) L.L.C. , Enbridge Pipelines (Wisconsin) Inc. , Enbridge Energy Company, Inc., Enbridge Pipelines (Eastern Access) L.L.C. and Enbridge Pipelines (Mainline Expansion) L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P. (Registrant)

	By:	Enbridge Energy Management, L.L.C. as delegate of Enbridge Energy Company, Inc., its General Partner

Date: January 8, 2015	By:	/s/ Bruce A. Stevenson
Bruce A. Stevenson Corporate Secretary (Duly Authorized Officer)

Index of Exhibits

Exhibit Number	Description of the Exhibit

3.1	Seventh Amended and Restated Agreement of Limited Partnership of Enbridge Energy Partners, L.P., dated as of January 2, 2015.

10.1	Sixth Amended and Restated Agreement of Limited Partnership of Enbridge Energy, Limited Partners, dated January 2, 2015, by and among and Enbridge Energy Partners, L.P., Enbridge Pipelines (Lakehead) L.L.C., Enbridge Pipelines (Wisconsin) Inc., Enbridge Energy Company, Inc., Enbridge Pipelines (Eastern Access) L.L.C. and Enbridge Pipelines (Mainline Expansion) L.L.C.